UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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VUBOTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VUBOTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
VUBOTICS, INC.

To the Stockholders of Vubotics, Inc.:

Notice is hereby given that the annual meeting of the stockholders of Vubotics, Inc. (the “Company”) will be held on January 30, 2007, at 4:30 p.m., Eastern Standard Time, at the Capital City Club located at 53 W. Brookhaven Dr. NE, Atlanta, Georgia 30319 for the following purposes:

(1)         To elect three (3) directors to the Board of Directors. Each director elected by the stockholders will serve for a one-year term and until the election and qualification of his or her successor;

(2)         To approve a proposal to change the state of incorporation of the Company from Nevada to Georgia by merging the Company into a wholly-owned subsidiary of the Company incorporated in Georgia (referred to in the accompanying proxy statement as the “Reincorporation Proposal” or “Reincorporation Merger”);

(3)         To ratify the appointment of E. Philip Bailey, CPA, PC as independent registered public accounting firm for fiscal years 2006 and 2007; and

(4)         To transact such other business as may properly come before the meeting.

The proposed reincorporation of the Company would result in certain changes to the Company’s Articles of Incorporation and Bylaws, as more fully described in the accompanying proxy statement. Holders of the common stock of the Company at the close of business on December 1, 2006, are entitled to notice of, and to vote upon, all matters at the annual meeting. Under Nevada law, stockholders are entitled to assert dissenters’ rights as a result of the Reincorporation Proposal, as more fully described in the accompanying proxy statement.

You are cordially invited to attend the annual meeting. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE COMPANY MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A stamped, addressed envelope is enclosed for your convenience in returning your proxy.

BY ORDER OF THE BOARD OF DIRECTORS,
Philip E. Lundquist
Chairman

VUBOTICS, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD JANUARY 30, 2007

This proxy statement is furnished, and the accompanying proxy is solicited, by the Board of Directors of Vubotics, Inc., a Nevada corporation (the “Company”), for use at its annual meeting of stockholders to be held at Capital City Club, 53 W. Brookhaven Dr. NE, Atlanta, Georgia 30319, on January 30, 2007, at 4:30 p.m., Eastern Standard Time, and at any adjournment thereof. The proxy statement, accompanying proxy and the Company’s annual report to stockholders will be mailed to stockholders on or about January 5, 2007.

The Board of Directors of the Company has fixed the close of business on December 1, 2006, as the record date for determining the holders of the common stock of the Company entitled to notice of, and to vote at, the annual meeting. As of such date, the Company had issued and outstanding and entitled to vote at the annual meeting an aggregate of 49,885,718 shares of common stock, each share of which is entitled to one (1) vote on all matters to be considered at the annual meeting.

Pursuant to Nevada law and the Company’s Bylaws, a majority of the shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the stockholders. The holders of shares represented by proxies reflecting abstentions or “broker non-votes” are considered present at the meeting and count toward a quorum. Brokers holding shares of record for their customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. When brokers complete proxy forms, they generally vote on those matters as to which they are entitled to vote. On those matters as to which brokers are not entitled to vote without instructions from their customers and have not received such instructions, brokers generally indicate on their proxies that they lack voting authority as to those matters, which are referred to as “broker non-votes.”

Each of the nominees to be elected to the Board of Directors must receive the affirmative vote of a plurality of the votes cast by the holders of shares of common stock represented at the annual meeting as part of the quorum. Thus, abstentions will have no effect on the election of directors.

The approval of the Reincorporation Proposal requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock of the Company. Thus, abstentions and broker non-votes, which will be counted for purposes of determining a quorum, will have the effect of votes against the Reincorporation Proposal.

The ratification of the appointment of E. Philip Bailey, CPA, PC as independent registered public accounting firm for fiscal years 2006 and 2007 requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock of the Company. Thus, abstentions and broker non-votes, which will be counted for purposes of determining a quorum, will have the effect of votes against the ratification of the appointment of E. Philip Bailey, CPA, PC as independent registered public accounting firm for fiscal years  2006 and 2007.

Shares represented by a properly executed proxy on the accompanying form will be voted at the annual meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the annual meeting and taking appropriate steps to vote in person.

SUMMARY TERM SHEET

The following is only a summary of certain information contained in this document. You should carefully review this entire document along with the attached exhibits to understand fully the proposals to be voted on at the annual meeting.

•       Proposal to Elect Directors (See page 5):   We are proposing to elect three (3) directors to the Board of Directors for one-year terms ending at the 2007 annual meeting.

•       Reincorporation Proposal (See page 8):   We are proposing to change the state of incorporation of Vubotics, Inc. from Nevada to Georgia by merging Vubotics, Inc. into a newly formed wholly-owned subsidiary of the Company incorporated in Georgia. The name of the Georgia corporation, which will be the successor to the Company in the merger, is Vubotics Georgia, Inc. If the Reincorporation Merger is approved Vubotics Georgia, Inc. will subsequently change its name to Vubotics, Inc.

•       Our Reasons for the Reincorporation Proposal (See page 10):   The primary reason for the reincorporation from Nevada to Georgia is to obtain the benefits of Georgia’s corporate law because the Company’s base of operations is located in Georgia.

•       Our Name in Connection with the Reincorporation:   Our name will not change in connection with the reincorporation; we will continue to be named “Vubotics, Inc.” Throughout the proxy statement, we refer to Vubotics Georgia, Inc., the Georgia corporation, as “Vubotics Georgia” or the “Surviving Corporation” and to Vubotics, Inc., the Nevada corporation, as “Vubotics, Inc.” or the “Company.”   Upon completion of the merger, Vubotics Georgia will change its name to “Vubotics, Inc.”

•       Effect of Approving the Reincorporation Proposal (See page 8):   If the stockholders approve the Reincorporation Proposal, Vubotics, Inc. and Vubotics Georgia would effect the Reincorporation Merger and, as a result, Vubotics, Inc. would become a Georgia corporation. A vote in favor of the Reincorporation Proposal is a vote in favor of the Agreement and Plan of Merger, dated December 15, 2006, by and between the Company and Vubotics Georgia (the “Merger Agreement”) pursuant to which Vubotics, Inc. and Vubotics Georgia would merge to effect the Reincorporation Merger. The proposed Reincorporation Merger would NOT result in any change in the business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. Assuming that Vubotics, Inc. and Vubotics Georgia effect the Reincorporation Merger, the directors and officers of Vubotics, Inc. immediately prior to the effective date of the Reincorporation Merger would become the directors and officers of the Surviving Corporation.

•       Effect of Not Approving the Reincorporation Proposal (See page 10):   If the stockholders do not approve the reincorporation proposal, Vubotics, Inc. and Vubotics Georgia would not consummate the merger and Vubotics, Inc. would continue to operate as a Nevada corporation.

•       What You Would Receive in the Reincorporation Merger (See page 8):   On the effective date of the Reincorporation Merger, your shares of common stock of Vubotics, Inc. would become an equivalent number of shares of common stock of the Surviving Corporation. Each of your shares of common stock, par value $.001, of Vubotics, Inc., with respect to which you have not validly perfected dissenters’ rights, automatically would be converted into one share of common stock, par value $.001, of Vubotics Georgia. You would not need to exchange your existing stock certificates for stock certificates of the Surviving Corporation.

•       Effect of Reincorporation on the Trading of Your Shares of Common Stock (See page 9):   The shares of common stock of Vubotics, Inc. are traded on the OTC Bulletin Board under the symbol “VBTC.OB” As soon as reasonably practicable after the Reincorporation Merger, the Company shall file notice of the Reincorporation Merger in accordance with the rules for Reporting A Corporate Action under the OTC Bulletin Board rules and the shares of common stock of the Surviving Corporation will be traded on the OTC Bulletin Board under the same symbol “VBTC.OB.”

•       Recommendations of the Board of Directors of the Company:   The Board of Directors of the Company recommends that you vote “For” the election of the Company’s three (3) nominees for director. The Board of Directors of the Company also recommends that you vote “For” the Reincorporation Proposal. Approval of the Reincorporation Proposal would constitute approval of the Merger Agreement and therefore of the Reincorporation Merger and for ratification of the appointment of E. Philip Bailey, CPA, PC as independent registered public accounting firm for fiscal years 2006 and 2007.

•       Dissenters’ Rights (See page 11):   Under Nevada law, stockholders are entitled to dissent from the Reincorporation Merger and, if the Reincorporation Merger is consummated, to receive “fair value” for their shares in cash by complying with the provisions on dissenters’ rights in Nevada law that are set forth in Chapter 92A of the Nevada Revised Statues and are attached hereto as Exhibit D.

•       Voting of Shares Held in “Street Name”:   If you hold your shares in street name, which means your shares are held of record by a broker, bank or nominee, your broker, bank or nominee will be permitted, without your instructions, to vote your shares held in street name on the proposal relating to the election of directors. Your broker, bank or nominee will not be permitted, without your instructions, to vote your shares held in street name on the Reincorporation Proposal. You should, therefore, be sure to provide your broker, bank or nominee with instructions on how to vote your shares on the Reincorporation Proposal. Failure to vote, or to instruct your broker, bank or nominee how to vote any shares held in street name, would have the same effect as a vote against the Reincorporation Proposal.

•       Tax Effects of the Reincorporation Merger (See page 15):   We believe that the Reincorporation Merger would be tax free to our stockholders and that you would be entitled to the same basis in the shares of the Surviving Corporation as you had in the shares of common stock of Vubotics, Inc.

•       Changes in Stockholder Rights (See pages 12):   If Vubotics, Inc. and Vubotics Georgia effect the Reincorporation Merger, Georgia law and the Articles of Incorporation and Bylaws of the Surviving Corporation would govern the rights of all stockholders of Vubotics, Inc.

•       Proposal to Ratify Bailey, Roach and Uniak, CPA’s PC as independent registered public accounting firm for fiscal years 2006 and 2007 (See page 16).

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR (PROPOSAL NO. 1); “FOR” THE REINCORPORATION PROPOSAL (PROPOSAL NO 2) AND “FOR” RATIFICATION OF BAILEY AND UNIAK,  CPA’s, PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006 AND 2007 (PROPOSAL NO. 3).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of December 1, 2006, except as otherwise indicated in the relevant footnote, by (1) each person or group that we know beneficially owns more than 5% of our common stock, (2) each of our directors and the director nominees, (3) our Chief Executive Officer, and our four most highly compensated executive officers other than our Chief Executive Officer for the fiscal year ended December 31, 2005, collectively referred to in this proxy statement as the “Named Executive Officers,” and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342.

The percentages of beneficial ownership shown below are based on 49,885,718 shares of our common stock outstanding as of December 1, 2006, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the exercise of stock options within 60 days of January 30, 2007 are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

Beneficial Owner	# of Shares Beneficially Owned		% of Shares Beneficially Owned
Directors and Executive Officers
Philip E. Lundquist	7,441,102	(1)	14.9
Ronan A. Harris	589,323		1.2
Robert T. Eramian	360,000		0.7
Roy Dantzman(2)	1,290,750		2.6
Craig J. Larson(2)	835,000		1.7
Potomac Capital Management LLC	5,466,666		11.0
All directors, nominees and executive officers as a group (5 persons)

(1)          Includes 1,239,019 shares held in trust for Philip E. Lundquist.

(2)          Former Director

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, certain of our officers and persons who own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such common stock. These directors, officers and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, our directors, officers and greater than 10% stockholders complied with all fiscal year 2005 Section 16(a) filing requirements applicable to them, except that Form 3s and Form 5s for Messrs. Lundquist, Harris, Larson and Dantzman were not filed as required. The Company has been informed by each of these individuals that these delinquent forms are in the process of being filed.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Directors of the Company are elected at each annual meeting for one-year terms. The terms of all the current directors, Philip E. Lundquist, Ronan A. Harris and Robert T. Eramian, will expire at the annual meeting. Messrs. Lundquist, Harris and Eramian have been nominated for reelection at the annual meeting to serve until the annual meeting of stockholders in 2007 and until their successors have been duly elected and qualified.

In the absence of contrary instructions, shares represented by the proxies will be voted FOR the election of all nominees for director of the Company listed below. Should any nominee be unable or unwilling to accept election, it is expected that the proxies will vote for the election of such other person for director as the Board of Directors then recommends. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or will decline to serve if elected.

Each of the nominees to be elected to the Board of Directors must receive the affirmative vote of a plurality of the votes cast by the holders of shares of common stock represented at the annual meeting as part of the quorum. The directors and nominees, their ages, their principal occupations for the last five years, other public company directorships held by them and the year each was first elected as a director of the Company are set forth below.

Name Of Nominee	Age	Principal Occupation; Directorships	Year First Elected Director
Philip E. Lundquist(1)	71	Executive	1999
Ronan A. Harris(2)	36	Executive	2001
Robert T. Eramian(3)	62	Managing Director	2006

(1)          PHILIP E. LUNDQUIST—Mr. Lundquist has serves as Secretary/Chief Financial Officer and Chairman of the Board for the Company and has served in such capacity since January 1999. On May 1, 2003, Mr. Lundquist was elected President and Chief Executive Officer of the Company. From 1988 to the present he has served as President of Lundquist Advisory Company, a company which provided corporate finance advisory services. He has held management positions at Reynolds Securities, Montgomery Securities, Inc. and Alex Brown & Sons in Miami, San Francisco and Baltimore. He was Director of Corporate Finance of Deloitte & Touche, Atlanta, Georgia. Mr. Lundquist graduated from Williams College with a bachelors degree in political science and economics in 1957. During 1962 to 1964, he attended the Institute of Investment Banking at the Wharton School of Business, University of Pennsylvania.

(2)          RONAN A. HARRIS—Mr. Harris is a non-executive Director of VuBotics Inc., and also currently serves as Online Sales and Operations Manager with Google (Ireland), Inc. Mr. Harris has previously held positions as Director of Operations for Nirvana Technologies (Ireland), a private venture capital firm, Director of Truscom Inc (Japan)., an authentication technology company, and as Engineer at the Information Storage Products Division of Mitsubishi Chemical Corporation (Japan). Mr. Harris graduated with an honours Bachelor of Engineering degree from University College Dublin.

(3)          ROBERT T. ERAMIAN—Mr. Eramian is Managing Director with Strategos Financial LLC, where he has been employed since 2005. Mr. Eramian works closely with Private Family Offices, Hedge Funds and Investment Advisors in his capacity as Managing Director at Strategos Financial, LLC. From 2002 to 2005, Mr. Eramian was the National Sales Manager for the Philadelphia Financial Group. From 2000 to 2002, Mr. Eramian handled offerings designed exclusively for high net worth clients while working at Deutsche Banc Alex Brown. From 1994 to 2000, Mr. Eramian served as the Chief Executive Officer of Iatros Healthcare Corp. Prior to 1994 Mr. Eramian worked as an

Independent Consultant assisting two companies go from start-ups to being listed on the NYSE. Mr. Eramian received his Bachelor of Arts from Merrimack College in 1966, his Master of Arts from Dayton University in 1967 and his Ph.D./ABD from Emory University in 1980.

At this time, the board has no committees, including an audit, nominating or compensation committee, but the Company intends to create such committees following the annual meeting and election of directors.

There are no family relationships among any of the officers or directors of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE “FOR” THE ELECTION OF ALL THE NOMINEES (PROPOSAL NO. 1).

THE CURRENT DIRECTORS ARE NOMINEES FOR TERMS EXPIRING IN 2007:

The Company’s Board of Directors currently consists of three directors. The board consists of one class of directors, with each director serving a one-year term. Each year, the entire class of directors is subject to stockholder vote. At the annual meeting, stockholders will vote on the election of three directors to serve until the 2007 annual meeting of stockholders and until each such director’s successor has been elected and qualified, except if the director resigns, is removed or dies before such time.

The nominees for election to the Board of Directors at the annual meeting are the current directors, Philip E. Lundquist, Ronan A. Harris and Robert T. Eramian.

The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of each of Messrs. Lundquist, Harris and Eramian. If any of these nominees should become unable or unwilling to accept nomination or election, a circumstance which the Company does not expect, the proxy holders intend to vote for any alternate nominees designated by the Board of Directors or, in the discretion of the board, the position(s) may be left vacant until a successor is qualified and elected.

Messrs. Harris and Eramian are considered independent as defined by the rules of the NASDAQ Stock Market. The nominees were recommended by the vote of the Board of Directors.

Committees and Meetings of the Board

Currently, the Company does not have any committees.

The Company requests all members of the Board of Directors to be in attendance at the annual meeting of stockholders. Stockholders may communicate with the Board of Directors, by sending a letter to the following address: Vubotics, Inc., Attention: Board of Directors c/o Secretary, Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342. The Company’s Secretary will review each such communication and forward a copy to each member of the Board of Directors.

Director Nominations

The Board of Directors seeks director candidates based upon a number of qualifications, including their independence, knowledge, judgment, character, leadership skills, education and experience. The Company does not currently have a nominating committee.

The board emphasizes a candidate’s judgment, integrity, ethics, and his or her independence, entrepreneurial instincts, commitment to the Company’s values and ability to work as a member of a team. The candidate’s background should include experience in business development and finance related areas. The board does not generally rely upon third-party search firms to identify board candidates. Instead, it relies on recommendations from a wide variety of its business contacts, including current executive officers, directors and stockholders, as a source for potential board candidates. The Board of Directors evaluates the above criteria as well as the current composition of the Board of Directors and the need for audit committee expertise. The Board of Directors then nominates the candidates that it believes best suit the needs of the company.

The Board of Directors will consider stockholder recommendations for directors sent to the Secretary, Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342. Stockholder recommendations for directors should include (i) the name and address of the stockholder recommending the person to be nominated, (ii) a representation that the stockholder is a holder of record of stock of the Company, including the number of shares held and the period of holding, (iii) a description of all arrangements or understandings between the stockholder and the recommended nominee, (iv) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended and (v) the consent of the recommended nominee to serve as a director of the Company if so elected. Stockholders’ nominees that comply with these procedures will receive the same consideration that other nominees receive.

Compensation of Directors

Directors that are non-officers of the Company do not receive a cash retainer annually nor do they receive any remuneration for attendance at a board meeting, other than reimbursement for travel expenses.

Code of Ethics

The Company adopted a Code of Ethics (the “Code of Ethics”) applicable to the Company’s principal executive, financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to the Company’s employees, officers, directors, agents and representatives. The Company’s Code of Ethics is intended to comply with the rules and regulations of the Securities and Exchange Commission and the rules of the NASDAQ Stock Market. The Code of Ethics is available, at no cost, from the Company upon written request to Philip E. Lundquist, Secretary of Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES FOR THE DIRECTORS AS DESCRIBED IN PROPOSAL NO. 1.

EXECUTIVE COMPENSATION

The following table provides information on compensation earned during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003 to the named executive officers.

Summary Compensation Table

		Annual Compensation			Long-term Compensation
Name and Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1)	Restricted Stock Awards ($)	Securities Underlying Options	All Other Compensation ($)
Philip E. Lundquist(1)	2005	0	0	0	0	0	0
Chief Executive Officer,	2004	0	0	0	0	0	0
President, Chairman, Secretary, and Chief Financial Officer	2003	0	0	0	0	0	0

(1)          There are no other executive officers of the Company.

PROPOSAL NO. 2

REINCORPORATION PROPOSAL

Introduction

For the reasons set forth in “Principal Reasons for the Reincorporation Proposal” on page 10 of this proxy statement, the Board of Directors of the Company believes that it is advisable and in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Georgia. The Company proposes to accomplish the reincorporation in Georgia by merging the Company into a newly formed Georgia corporation that is a wholly owned subsidiary of the Company (the “Reincorporation Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) attached hereto as Exhibit A. The name of the Georgia corporation, which will be the successor to the Company in the Reincorporation Merger, is Vubotics Georgia, Inc. but immediately after the Reincorporation Merger, assuming it is approved by the stockholders, the Surviving Corporation will change its name to “Vubotics, Inc.” This proxy statement refers to Vubotics, Inc., the Nevada corporation, as “Vubotics, Inc.” or the “Company” and to Vubotics Georgia, Inc., the Georgia corporation, as “Vubotics Georgia” or the “Surviving Corporation.”

Vubotics, Inc. was originally incorporated on February 27, 1996 in the state of Nevada as Silver Strike Mining Company, Inc. On February 12, 1999, Silver Strike changed its name to Halifax International, Inc. and on November 17, 2004 Halifax International, Inc. changed its name to Vubotics, Inc. The address and phone number of Vubotics Georgia are the same as the address and phone number of the Company. As of the date and time immediately prior to the effective date of the Reincorporation Merger, if the Reincorporation Merger is effected, Vubotics Georgia will not have any material assets or liabilities and will not have carried on any material business.

As discussed in “Principal Reasons for the Reincorporation Proposal,” management believes that reincorporation in Georgia is beneficial to the Company because the Company is based in Georgia and it is more appropriate for Georgia law, including Georgia Corporate Law, to apply to the Company than Nevada law, where the Company has no presence.

The Reincorporation Merger

The Reincorporation Merger would be effected pursuant to the Merger Agreement in substantially the form attached as Exhibit A. Upon completion of the Reincorporation Merger, the Company would cease to exist as a corporate entity and Vubotics Georgia, which would be the Surviving Corporation, would continue to operate the business of the Company under the name Vubotics, Inc.

Pursuant to the Merger Agreement, each outstanding share of Vubotics Inc. common stock, par value $.001 per share, will be automatically converted into one share of Vubotics Georgia common stock, par value $.001 per share, at the effective time of the Reincorporation Merger. Each stock certificate representing issued and outstanding shares of Vubotics Inc. common stock will continue to represent the same number of shares of Vubotics Georgia common stock.

DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY’S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING VUBOTICS, INC. STOCK CERTIFICATES FOR VUBOTICS GEORGIA STOCK CERTIFICATES. STOCKHOLDERS, HOWEVER, MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE. DELIVERY OF THE VUBOTICS, INC. COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF VUBOTICS GEORGIA COMMON STOCK AFTER THE EFFECTIVE DATE OF THE REINCORPORATION MERGER.

Assuming that Vubotics, Inc. and Vubotics Georgia effect the Reincorporation Merger, the Surviving Corporation may decide to issue substitute stock certificates in the future to replace the current certificates that are outstanding. If the Surviving Corporation issues substitute stock certificates, the Surviving Corporation will notify its stockholders.

Pursuant to the Merger Agreement, Vubotics, Inc. and Vubotics Georgia agree to take all reasonable actions that Georgia law and Nevada law require for Vubotics, Inc. and Vubotics Georgia to effect the Reincorporation Merger. Vubotics Georgia also agrees to qualify to do business as a foreign corporation in the states in which Vubotics, Inc. is qualified to do business before Vubotics, Inc. and Vubotics Georgia effect the Reincorporation Merger.

The Merger Agreement provides that the respective obligations of Vubotics, Inc. and Vubotics Georgia under the Merger Agreement are subject to the following conditions:

•       The stockholders of Vubotics, Inc. and the sole stockholder of Vubotics Georgia have approved or adopted, as the case may be, the Merger Agreement;

•       No court or governmental authority, whether by statute, rule, regulation, executive order, decree, ruling, injunction or other order, has prohibited, restrained, enjoined or restricted the consummation of the Reincorporation Merger; and

•       There are no apparent impediments to the common stock of the Surviving Corporation being traded on the OTC Bulletin Board.

The common stock of Vubotics, Inc. trades on the OTC Bulletin Board under the symbol “VBTC.” As soon as reasonably practicable after the Reincorporation Merger, the Surviving Company will use its best efforts to cause the common stock of the Surviving Corporation to trade on the OTC Bulletin Board under the same name and symbol as the common stock of Vubotics, Inc. is currently traded on the OTC Bulletin Board.

The proposed Reincorporation Merger includes the adoption of new Articles of Incorporation and Bylaws for Vubotics Georgia (the “Georgia Articles” and “Georgia Bylaws,” respectively) to replace the current Certificate of Incorporation and Bylaws of Vubotics, Inc. (the “Nevada Charter” and “Nevada Bylaws,” respectively). As a Georgia corporation, Vubotics Georgia will be subject to the Georgia Business Corporation Code (the “Georgia Corporate Law”). Vubotics, Inc. is subject to the corporation laws of Nevada set out in the Nevada Revised Statutes (the “Nevada Corporate Law”). Differences between the Georgia Articles and Georgia Bylaws, on the one hand, and the Nevada Charter and Nevada Bylaws, on the other hand, must be viewed in the context of the differences between Georgia Corporate Law and Nevada Corporate Law. These differences are discussed below under “Comparison of Nevada Corporate Law and Georgia Corporate Law.”

The Proposed Reincorporation will not result in any change in the business, management, capitalization, Board of Directors’ structure, fiscal year, assets, liabilities or location of principal facilities of the Company. The directors elected at the annual meeting to serve on the Board of Directors of Vubotics, Inc. will become the directors of Vubotics Georgia. All employee benefit arrangements of Vubotics, Inc. will also be continued by Vubotics Georgia upon the terms and subject to the conditions currently in effect.

The Company believes the Reincorporation Merger will not affect any of its material contracts with any third parties and that Vubotics, Inc.’s rights and obligations under such material contractual arrangements will continue as rights and obligations of Vubotics Georgia.

The Reincorporation Merger has been approved by the members of the Company’s Board of Directors, who unanimously voted “FOR” the Reincorporation Merger. If approved by the stockholders, it is anticipated that the Merger will become effective under the Merger Agreement (the “Effective Time”)

at 5:00 p.m., Atlanta, Georgia time, on January 30, 2007, or as soon as practicable thereafter. The Merger Agreement provides, that the Board of Directors of either Vubotics, Inc. or Vubotics Georgia may abandon the Reincorporation Merger for any reason, notwithstanding stockholder approval. If the stockholders do not approve the Reincorporation Merger, Vubotics, Inc. and Vubotics Georgia would not consummate the merger and Vubotics, Inc. would continue to operate as a Nevada corporation. The discussion of the Reincorporation Merger set forth below is qualified in its entirety by reference to the Merger Agreement, the Georgia Articles and the Georgia Bylaws (attached hereto as Exhibit B and C, respectively) and by the applicable provisions of Nevada Corporate Law and Georgia Corporate Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REINCORPORATION PROPOSAL

Vote Required for the Reincorporation Proposal

Nevada law requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock of Vubotics, Inc. to approve the Merger Agreement pursuant to which Vubotics, Inc. and Vubotics Georgia would affect the Reincorporation Merger. A vote in favor of the Reincorporation Merger is a vote to approve the Merger Agreement and therefore the Reincorporation Merger. A vote in favor of the Reincorporation Proposal is also effectively a vote in favor of the Georgia Articles and the Georgia Bylaws of Vubotics Georgia. If the stockholders approve the Merger Agreement and the Reincorporation Merger becomes effective, the Georgia Articles and the Georgia Bylaws of Vubotics Georgia in effect immediately prior to the effective date of the Reincorporation Merger would respectively become the Articles and Bylaws of the Surviving Corporation. The Georgia Charter and the Georgia Bylaws are attached as Exhibits B and C, respectively.

Principal Reasons for the Reincorporation Proposal

The Company was originally incorporated in Nevada on February 27, 1996. The incorporators chose to incorporate in the State of Nevada because the laws of Nevada were suitable for the Company’s operations at the time. The Company’s business and headquarters are now based in Georgia and other than the Company’s presence on the Internet, the Company has no business or property in Nevada. For this reason, the Company has determined that Georgia law would better suit the current needs of the Company and its stockholders than Nevada Corporate Law.

No Change in the Board Members, Business, Management, or Location of Principal Facilities of the Company

The Reincorporation Proposal would effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this proxy statement. The proposed Reincorporation Merger would not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. Assuming that Vubotics, Inc. and Vubotics Georgia effect the Reincorporation Merger, the directors and officers of Vubotics, Inc. immediately prior to the effective date of the Reincorporation Merger would become the directors and officers of the Surviving Corporation.

Comparison of Stockholder Rights Before and After the Reincorporation Merger

There are significant similarities between the Georgia Articles and Vubotics, Inc.’s Articles of Incorporation (“Nevada Articles”). The Georgia Articles provide for the authorization of 100 million shares of common stock and 25 million shares of preferred stock. The Nevada Articles provide for the authorization of 50 million shares of common stock. The purpose of the Reincorporation Merger is not due to any substantive difference between the laws of Georgia and the laws of Nevada. However, because the Company no longer has any connection with the State of Nevada, other than its presence on the Internet, and is now headquartered in Georgia, the management of the Company believes it is no longer appropriate for the Company to be a Nevada corporation.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer and the Surviving Corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the Securities and Exchange Commission on Forms 10-KSB and 10-QSB, among other forms, as of and for all periods through the date of this proxy statement, would be treated as the financial statements of the Surviving Corporation.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation Merger would be the filing of Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Georgia. The Company would be required to make certain filings with the NASDAQ Stock Market, Inc. in order to allow market makers to list quotes for its stock on the OTC Bulletin Board.

Rights of Dissenting Stockholders

Under Nevada Corporate Law, stockholders of Vubotics, Inc. have the right to dissent with respect to the Reincorporation Merger and to receive from the Company payment in cash of the fair value of their shares of common stock of Vubotics, Inc. if Vubotics, Inc. and Vubotics Georgia consummate the Reincorporation Merger.

Nevada Corporate Law provides that a stockholder of the Company may dissent from the Reincorporation Merger and obtain payment for the fair value of their stockholders’ shares of common stock. The following is a summary of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes (the “Nevada Dissent Provisions”), the relevant text of which is set forth as Exhibit E to this proxy statement. Nevada Corporate Law, however, provides that there is no right of dissent with respect to a plan of merger in favor of holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.333 of Nevada Corporate Law—conditions which do not apply to the Company. The Company common stock is not listed for trading on a national market system. Additionally, as of December 1, 2006, the Company had approximately 552 stockholders of record.

Any stockholder wanting to exercise dissenters’ rights must deliver written notice to the Company, before the date of the annual meeting, or at the annual meeting before the Reincorporation Merger is voted upon, stating that the stockholder intends to demand payment for his or her shares of Company common stock if the Reincorporation Merger is approved (Section 92A.420.1(a) of the Nevada Corporate Law). In addition, the stockholder must not vote his or her shares in favor of the Reincorporation Merger (Section 92A.420.1(b) of the Nevada Corporate Law). Notices transmitted before the meeting should be addressed to Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342, Attention Phil Lundquist, Chief Financial Officer. At the annual meeting, notices may be handed to Mr. Lundquist. Stockholders who vote in favor of the Reincorporation Merger will be deemed to have waived their dissenter’s rights.

A stockholder whose shares of Company common stock are held in “street name” or in the name of anyone other than the stockholder, must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to the Company no later than the time that dissenter’s rights are asserted (Section 92A.400.2(a) of the Nevada Corporate Law). Also, the dissent must be asserted as to all shares of Company common stock that the stockholder beneficially owns or has power to vote at the annual meeting (Section 92A.400.3(b) of the Nevada Corporate Law).

Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the Nevada Corporate Law as described above is not entitled to payment for his or her shares of Company common stock (Section 92A.420.2 of the Nevada Corporate Law).

The foregoing is only a summary of the Nevada Dissent Provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Exhibit E to this proxy statement. Each stockholder of the Company is urged to carefully read the full text of the Nevada Dissent Provisions.

Comparison of Nevada Corporate Law and Georgia Corporate Law

The Board of Directors of the Company is recommending approval of the Reincrporation Proposal because the Board believes it is more appropriate for the Company to be a Georgia corporation as its business and headquarters are based in Georgia and not in Nevada, rather then because of differences in substantive law between Nevada Corporate Law and Georgia Corporate Law.

Set forth below is a table that summarizes various aspects of Nevada Corporate Law and Georgia Corporate Law. As previously stated, the Georgia Articles and the Georgia Bylaws are attached as Exhibits B and C respectively. All statements in this proxy statement concerning such documents are qualified by reference to the complete provisions of the documents. The table below is not intended to be relied upon as a complete description of either Nevada Corporate Law or Georgia Corporate Law, and is qualified in its entirety by reference to Nevada Corporate Law, Georgia Corporate Law, the Nevada Articles and Nevada Bylaws, and the Georgia Articles and Georgia Bylaws.

	Vubotics, Inc., a Nevada Corporation	Vubotics, Inc., a Georgia Corporation
Size of Board of Directors	The authorized number of directors was originally set at three (3); provided, however, that the Board of Directors or shareholders has the power to amend said number by proper resolution.

The Georgia Articles and the Georgia By-Laws have fixed the number of members of the Board of Directors to a range of 1 to 15 persons (except that this range may be increased if the terms of any preferred stock issued by Vubotics Georgia allow the holders of the preferred stock to elect additional directors). The Board of Directors may adopt through a majority vote a resolution to fix the exact number of directors within the range of directors.

Removal of Directors	Nevada Corporate Law (NRS 78.335) requires 2/3 vote of issued and outstanding stock to remove a director.

The Georgia Articles provide directors may be removed without cause with the affirmative vote of 75% of the outstanding shares entitled to vote. The Georgia Articles provide that directors may be removed with cause by the affirmative vote of at least a majority of the voting power of the Corporation’s outstanding capital stock entitled to vote generally on the election of directors.

Under Georgia Corporate Law a director may be removed by the stockholders only at a meeting called for the purpose of removing him and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the director.

Filling Vacancies On the Board of Directors

The Nevada Bylaws provide that if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the stockholders may fill the vacancy. During such time that the stockholders fail or are unable to fill such vacancies then and until the stockholders act:

(a)   the board of directors may fill the vacancy; or

(b)   if the board of directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

The Georgia Bylaws provide that, subject to the rights of any series of preferred stock then outstanding, the Board of Directors or stockholders of Vubotics Georgia may fill vacancies on Vubotics Georgia’s Board of Directors (including vacancies resulting from an increase in the number of directors).

The Georgia Bylaws provide that if a director is elected to fill a vacancy, the director shall hold office until the next election of the class for which such director shall have been chosen.

Approval of Certain Transactions with Interested Stockholders; Business Combination Statute

Nevada Corporate Law provides that certain business combinations with “interested stockholders” (generally defined as persons who beneficially own 10% or more of the Company’s outstanding voting stock) may not be effected, unless (i) a majority of the directors approve the business combination (either specifically or as a transaction that is within an approved category of transactions), (ii) the business combination meets certain requirements designed to ensure that price and procedure are fair, or (iii) the stockholders authorize the business combination by the affirmative vote of a majority of the total voting power of the Company.

Georgia Corporate Law is substantially similar to Nevada Corporate Law; however Georgia Corporate Law requires an affirmative election by a Corporation to have these provisions apply to it by having a specific Bylaw provision. The Georgia Bylaws do not contain any such provision.

Amendments to the Articles	Under Nevada law, Vubotics, Inc., may generally amend its articles of incorporation upon the approval by a majority of the outstanding stock entitled to vote.	Under Georgia law, Vubotics, Inc., may generally amend its articles of incorporation upon the approval of a majority of the outstanding stock entitled to vote.
Limitation or Elimination of Director’s Personal Liability

The Nevada Articles contain a provision limiting the liability of directors in accordance with Nevada law. Under Nevada law, unless a corporation’s articles of incorporation provide otherwise, a director is not liable for any act or failure to act, unless: (i) the act or failure to act constitutes a breach of fiduciary duty; and (ii) such breach involved intentional misconduct fraud or a knowing violation of law.

The Georgia Articles contain a provision limiting the liability of its directors in accordance with Georgia law. Under Georgia law, if a corporation’s articles of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s articles of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Stockholder Voting

Under Nevada law, in the absence of a specification in the corporation’s certificate of incorporation or bylaws, once a quorum is obtained, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is required for stockholder action; however, under Nevada law directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote on the election of directors.

Under Georgia law, in the absence of a specification in the corporation’s articles of incorporation or bylaws, once a quorum is obtained, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is required for stockholder action; however, under Georgia law directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote on the election of directors.

Dissenter’s Rights Of Appraisal	Nevada Corporate Law generally affords dissenters’ rights of appraisal with respect to stock of a corporation in a merger or consolidation with some exceptions.	Georgia law is substantially the same as Nevada law.
Dividends and Repurchases of Shares

Under Nevada Corporate Law and unless otherwise restricted by a corporation’s articles of incorporation, a corporation may make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, after making such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation provide otherwise) the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of stockholders whose preferential rights are superior to those receiving the distribution.

Georgia law is substantially the same as Nevada law.

Certain Federal Income Tax Consequences

The Company has been advised by its counsel that, for federal income tax purposes, no gain or loss would be recognized by the holders of the common stock of Vubotics, Inc. as a result of the consummation of the Reincorporation Merger and no gain or loss would be recognized by Vubotics, Inc. or Vubotics Georgia. In addition, counsel has advised the Company that each former holder of common stock of

Vubotics, Inc. would have the same basis in the common stock of the Surviving Corporation received by such person pursuant to the Reincorporation Merger as such holder had in the common stock of Vubotics, Inc. held by such person immediately prior to the consummation of the Reincorporation Merger, and such person’s holding period with respect to such common stock of the Surviving Corporation would include the period during which such holder held the corresponding common stock of Vubotics, Inc., provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation Merger.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board has reappointed E. Philip Bailey, CPA, PC as the Company’s independent accountants for the remainder of the year ending December 31, 2006 and for the 2007 fiscal year ending December 31, 2007, and has further directed that management submit the selection of E. Philip Bailey, CPA, PC as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of E. Philip Bailey, CPA, PC as our independent registered public accounting firm is not required by our bylaws, Georgia or Nevada Corporate Law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of E. Philip Bailey, CPA, PC  as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for fiscal 2006 and 2007.

During the fiscal years ended December 31, 2005 and 2004, fees in connection with services rendered by E. Philip Bailey, CPA, PC , the Company’s independent registered public accounting firm, were as set forth below:

	Fiscal 2004	Fiscal 2005
Audit Fees	$12,500	$25,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
TOTAL	$12,500	$25,000

Audit fees consisted of fees for the audit of the Company’s annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of Company documents filed with the SEC.

Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

Policy for Pre-Approval of Audit and Non-Audit Services

The Board’s policy is to pre-approve all audit services and all non-audit services that our independent auditor is permitted to perform for us under applicable federal securities regulations. As permitted by the applicable regulations, the Board’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and pre-approval of certain engagements up to predetermined dollar thresholds that are reviewed annually by the committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

All engagements of the independent auditor to perform any audit services and non-audit services have been pre-approved by the Board in accordance with the pre-approval policy. The policy has not been waived in any instance.

The Board may delegate pre-approval authority to the Chairman of the Board. The Chairman of the Board must report any decisions to the Board at the next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF E. PHILIP BAILEY, CPA, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006 AND 2007 AS DESCRIBED IN THIS PROPOSAL NO. 3

Confidentiality and Inventions Agreements

The Company has entered into confidentiality and inventions agreements with each of our employees. The agreements provide that, among other things, all inventions, discoveries and ideas made or conceived by an employee during employment which are useful to the Company or related to the Company’s business or which were made or conceived with the use of the Company’s time, material, facilities or trade secret information, belong exclusively to the Company, without additional compensation to the employee. The agreements also have confidentiality provisions in favor of the Company and noncompetition provisions in favor of the Company during employment.

STOCKHOLDER PROPOSALS—FOR THE 2008 ANNUAL MEETING

We intend to mail next year’s proxy statement to our stockholders on or about April 1, 2008. Applicable law requires any stockholder proposal intended to be presented at our 2008 annual meeting of stockholders to be received by us at our office in Atlanta, Georgia on or before January 1, 2008 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting. Securities and Exchange Commission rules provide that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

Our Board of Directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

The costs of preparing, assembling, mailing and soliciting the proxies will be borne by the Company. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number: 1-800-542-1061). The revocation of your consent to Householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call Philip E. Lundquist,  Chief Financial Officer of Vubotics, Inc., 5555 Glenridge Connector, Suite 200, Atlanta, GA 30342, telephone number (404) 459-5850. If you are receiving multiple copies of our annual report and proxy statement, you can request house holding by contacting Mr. Lundquist in the same manner.

Secretary
Philip E. Lundquist
, 2006

EXHIBIT A
AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated December 15, 2006 (the “Agreement”), is between Vubotics, Inc.,  a Nevada corporation (“Vubotics Nevada”), and Vubotics Georgia, Inc., a Georgia corporation (“Vubotics Georgia”), a wholly-owned subsidiary of Vubotics Nevada. Vubotics Nevada and Vubotics Georgia are sometimes hereinafter collectively referred to as the “Constituent Corporations.”

RECITALS

WHEREAS, Vubotics Nevada is a corporation organized and existing under the laws of the State of Nevada, and, as of the date hereof, has 49,885,718 shares of common stock, par value $0.001 per share, issued and outstanding (“Vubotics Nevada Common Stock”).

WHEREAS, Vubotics Georgia is a corporation organized and existing under the laws of the State of Georgia, and, as of the date hereof, has 10 shares of common stock, par value $0.001 per share, issued and outstanding (“Vubotics Georgia Common Stock”), all of which are held by Vubotics Nevada.

WHEREAS, the Board of Directors of Vubotics Nevada and Vubotics Georgia have adopted and approved, as the case may be, this Agreement, which is the plan of merger for purposes of the Nevada Revised Statutes and the agreement of merger for purposes of the Georgia Business Corporation Code, and the transactions contemplated by this Agreement, including the Merger (as hereinafter defined).

WHEREAS, the Board of Directors of Vubotics Nevada has determined that for the purpose of effecting the reincorporation of Vubotics Nevada in the State of Georgia, this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Vubotics Nevada and its stockholders, and the Board of Directors of Vubotics Georgia has determined that this Agreement and the transactions contemplated by this Agreement, including the Merger are advisable and in the best interests of Vubotics Georgia and its sole stockholder.

WHEREAS, the Board of Directors of Vubotics Nevada has determined to recommend this Agreement and the Merger to its stockholders and Vubotics Georgia has approved this Agreement and the Merger by Unanimous Written Consent, as the case may be.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Vubotics Nevada and Vubotics Georgia hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
THE MERGER

1.1   Merger.   In accordance with the provisions of this Agreement, the Georgia Business Corporation Code and the Nevada Revised Statutes, Vubotics Nevada shall be merged with and into Vubotics Georgia (the “Merger”), whereupon the separate existence of Vubotics Nevada shall cease and Vubotics Georgia shall be, and is hereinafter sometimes referred to as, the “Surviving Corporation.”

1.2   Filing and Effectiveness.   The Merger shall become effective, upon the filing of (i) the Certificate of Merger with the Secretary of State of the State of Georgia and (ii) the Articles of Merger with the Secretary of State of the State of Nevada, unless another date and time is set forth in the Certificate of merger and the Articles of Merger. The date and time when the Merger shall become effective is referred to herein as the “Effective Date of the Merger.”

1.3   Effect of the Merger.   On the Effective Date of the Merger, the separate existence of Vubotics Nevada shall cease, and the Merger shall have the effects set forth in the applicable provisions of the Georgia Business Corporation Code and the Nevada Revised Statutes.

ARTICLE II
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1   Articles of Incorporation.   The Articles of Incorporation of Vubotics Georgia in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2   By-laws.   The By-laws of Vubotics Georgia in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the By-Laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3   Directors and Officers.   The directors and officers of the Surviving Corporation as of the Effective Date of the Merger shall be the same as the directors and officers of Vubotics Nevada immediately prior to the Effective Date of the Merger.

ARTICLE III
MANNER OF CONVERSION OF SHARES

3.1   Vubotics Nevada Common Stock.   Upon the Effective Date of the Merger, each share of Vubotics Nevada Common Stock (excluding shares held by stockholders who perfect their dissenters’ rights of appraisal as provided in Section 3.2 of this Agreement) that is issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into the right to receive one fully paid and nonassessable share of Vubotics Georgia Common Stock (the “Merger Consideration”). As of the Effective Date of the Merger, all shares of Vubotics Nevada Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist and each certificate that previously represented such shares of Vubotics Nevada Common Stock shall thereafter represent the Merger Consideration for all such shares.

3.2   Dissenting Stockholders.   Any holder of shares of Vubotics Nevada Common Stock who perfects his or her dissenters’ rights of appraisal in accordance with and as contemplated by Section 92A.300 et. seq. of the Nevada Revised Statutes shall be entitled to receive the value of such shares in cash as determined pursuant to Section 92A.300 et. seq. of the Nevada Revised Statutes; provided, however, that no such payment shall be made to any dissenting stockholder unless and until such dissenting stockholder has complied with the applicable provisions of the Nevada Revised Statutes, and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made. In the event that after the Effective Date of the Merger a dissenting stockholder of Vubotics Nevada fails to perfect, or effectively withdraws or loses, his or her right to appraisal and of payment for his or her shares, such dissenting stockholder shall be entitled to receive the Merger Consideration in accordance with Section 3.1 upon surrender of the certificate or certificates representing the shares of Vubotics Nevada Common Stock held by such stockholder.

3.3   Reserved.

3.4   Vubotics Nevada Warrants, Options, Stock Purchase Rights and Other Equity-Based Awards.

(a)    Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by Vubotics Nevada (individually, an “Equity Plan” and, collectively, the “Equity Plans”), and shall reserve for issuance under each Equity Plan a number of shares of Vubotics Georgia Common Stock equal to the number of shares of Vubotics Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase Vubotics Nevada Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase Vubotics Georgia Common Stock on the basis of one share of Vubotics Georgia Common Stock for each share of Vubotics Nevada Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Vubotics Nevada option or stock purchase right. Upon the Effective Date of the Merger, each warrant to purchase Vubotics Nevada Common Stock which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become a warrant to purchase Vubotics Georgia Common Stock on the basis of one share of Vubotics Georgia Common Stock for each share of Vubotics Nevada Common Stock issuable immediately prior to the Effective Date of the Merger pursuant to any such warrant, and otherwise on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Vubotics Nevada warrant immediately prior to the Effective Date of the Merger. Each other equity-based award relating to Vubotics Nevada Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to Vubotics Georgia Common Stock on the basis of one share of Vubotics Georgia Common Stock for each share of Vubotics Nevada Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

3.5   Vubotics Georgia Common Stock.   Upon the Effective Date of the Merger, each share of Vubotics Georgia Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be cancelled without compensation therefor and returned to the status of authorized but unissued shares.

3.6   Exchange of Certificates.

(a)    After the Effective Date of the Merger, each holder of an outstanding certificate representing Vubotics Nevada Common Stock (excluding holders of certificates who perfect their dissenters’ rights of appraisal as provided in Section 3.2 of this Agreement) may, at such holder’s option, surrender the same for cancellation to such entity as the Surviving Corporation so designates as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the Merger Consideration. Until so surrendered, each outstanding certificate theretofore representing Vubotics Nevada Common Stock shall be deemed for all purposes to represent the Merger Consideration and the associated rights.

(b)   The registered owners of Vubotics Nevada Common Stock on the books and records of Vubotics Nevada immediately prior to the Effective Date of the Merger (excluding registered owners who perfect their dissenters’ rights of appraisal as provided in Section 3.2 of this Agreement) shall be the registered owners of Vubotics Georgia Common Stock on the books and records of Vubotics Georgia immediately after the Effective Time of the Merger, and the holders of shares of Vubotics Nevada Common Stock, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for by the Surviving Corporation, shall be entitled to exercise any voting and other rights with respect to, and receive dividends and other distributions upon, the shares of Vubotics Georgia Common Stock that the holders of Vubotics Nevada Common Stock would be entitled to receive pursuant to the Merger.

(c)    Each certificate representing Vubotics Georgia Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transfer that appeared on the certificates representing Vubotics Nevada Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

(d)   If any certificate representing shares of Vubotics Georgia Common Stock is to be issued in a name other than the name in which the certificate surrendered in exchange therefor is registered, the following conditions must be satisfied before the issuance thereof: (i) the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) such transfer shall otherwise be proper; and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than the name of the registered holder of the certificate surrendered or shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

ARTICLE IV
GENERAL PROVISIONS

4.1   Covenants of Vubotics Nevada.   Vubotics Nevada covenants and agrees that it will on or before the Effective Date of the Merger take all such other actions as may be required by the Georgia Business Corporation Code and the Nevada Revised Statutes to effect the Merger.

4.2   Covenants of Vubotics Georgia.   Vubotics Georgia covenants and agrees that it will on or before the Effective Date of the Merger:

(a)    take such action as may be required to qualify to do business as a foreign corporation in the states in which Vubotics Nevada is qualified to do business immediately before the Effective Date of the Merger and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state laws;

(b)   take all such other actions as may be required by the Georgia Business Corporation Code and the Nevada Revised Statutes to effect the Merger.

4.3   Conditions to the Obligations of the Constituent Corporations to Effect the Merger.   The respective obligation of each Constituent Corporation to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the Merger of the following conditions:

(a)    The Agreement shall have been approved by a majority of the outstanding shares of Vubotics Nevada Common Stock entitled to vote on the Agreement.

(b)   No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the Merger; provided, however that the Constituent Corporations shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

(c)    To the knowledge of each Constituent Corporation there shall be no impediment to the approval of the application for shares of Vubotics Georgia Common Stock issuable pursuant to this Agreement to be traded on the OTC Bulletin Board subsequent to the consummation of the Merger.

4.4   Further Assurances.   From time to time, as and when required by Vubotics Georgia, Vubotics Nevada shall execute and deliver or shall cause to be executed and delivered such deeds and other instruments, and Vubotics Nevada shall take or cause to be taken any actions as shall be appropriate or necessary, (a) to vest or perfect in Vubotics Georgia or confirm that Vubotics Georgia shall have record ownership of or otherwise own the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Vubotics Nevada on the Effective Date of the Merger or shortly thereafter and (b) to carry out the purposes of or to effectuate this Agreement by the

Effective Date of the Merger or shortly thereafter, unless a specific deadline is established by this Agreement.

4.5   Abandonment.   At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of any Constituent Corporation, notwithstanding the approval or adoption, as the case may be, of this Agreement by the stockholders of Vubotics Nevada.

4.6   Registered Office.   The registered office of the Surviving Corporation in the State of Georgia is located at 3414 Peachtree Rd., NE, Suite 1600, Atlanta, Georgia 30326, and David S. Cooper, Esq. is the registered agent of the Surviving Corporation at such address.

4.7   Agreement.   Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Atlanta, Georgia, and copies thereof will be furnished to any stockholders or stockholder, as the case may be, of either Constituent Corporation, upon request and without cost.

4.8   Governing Law.   This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Georgia (without giving effect to principles of conflicts of laws) and, so far as applicable, the merger provisions of the Nevada Revised Statutes.

4.9   Counterparts.   In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Vubotics Nevada and Vubotics Georgia have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

VUBOTICS, INC.,		VUBOTICS GEORGIA, INC.,
a Nevada corporation		a Georgia corporation
By:	/s/	By:	/s/
Name:		Name:
Title:		Title:

EXHIBIT B

FORM OF
ARTICLES OF INCORPORATION
OF
VUBOTICS GEORGIA, INC.

Pursuant to the
Georgia Business Corporation Code

FIRST:   The name of the Corporation is Vubotics Georgia, Inc. (the “Corporation”).

SECOND:   The incorporator of the Corporation is David S. Cooper. The incorporator’s address is c/o Gambrell & Stolz, LLP, 3414 Peachtree, Rd, NE, Suite 1600, Atlanta, GA 30326.

THIRD:   The address of the registered office of the Corporation in the State of Georgia is c/o Gambrell & Stolz, LLP, 3414 Peachtree, Rd, NE, Suite 1600, Atlanta, GA 30326. The name of its registered agent at that address is David S. Cooper.

FOURTH:   The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Georgia Business Corporation Code (the “GBC”).

FIFTH:   Authorized Capital Stock.   The total number of shares of stock which the Corporation shall have authority to issue is 125,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and (ii) 25,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GBC, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

SIXTH:   The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)   Except as otherwise fixed by or pursuant to the provisions of the FIFTH Article hereof relating to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the Board of Directors shall consist of not less than 1 or more than 15 members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

(c)   A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(d)   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any vacancy occurring in the Board of Directors (including vacancies that result from an increase in the number of directors) may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors or by election at an annual meeting of stockholders or a special meeting of stockholders called for that purpose. A director so elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(e)   Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, without cause, but only by the affirmative vote of the holders of at least 75% of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors. The holder of each share of capital stock entitled to vote thereon shall be entitled to cast the same number of votes as the holder of such shares is entitled to cast generally in the election of each director. Subject to the rights of the holders of any series of Preferred Stock then outstanding, a director, or the entire Board of Directors, may be removed from office at any time, with cause, by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally at an election of directors.

(f)    Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of these Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this SIXTH Article unless expressly provided by such terms.

(g)   In addition to the powers and authority herein or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GBC, these Articles of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SEVENTH:   No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the GBC as the same exists or may hereafter be amended. If the GBC is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the GBC, as so amended. Any repeal or modification of this SEVENTH Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

EIGHTH:   The Corporation shall indemnify its directors and officers, to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding

(or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this EIGHTH Article shall include the right of directors and officers to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending or otherwise participating in any proceeding in advance of its final disposition upon receipt by the Corporation of an undertaking by or on behalf of the director or officer receiving advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation under this EIGHTH Article.

The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this EIGHTH Article to directors and officers of the Corporation.

The rights to indemnification and to the advance of expenses conferred in this EIGHTH Article shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of this EIGHTH Article shall not adversely affect any rights to indemnification or to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

NINTH:   Meetings of stockholders may be held within or without the State of Georgia, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GBC) outside the State of Georgia at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

TENTH:   In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Georgia, the Board of Directors shall have the power to adopt, amend, alter, change or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter, change or repeal the Corporation’s By-Laws; provided, however, that the Board of Directors may not adopt, amend, alter, change or repeal any By-Laws establishing what constitutes a quorum at a stockholders meeting. The Corporation’s By-Laws also may be adopted, amended, altered, changed or repealed by the affirmative vote of at least a seventy-five percent (75%) of the voting power of the Corporation’s then outstanding capital stock entitled to vote at an election of directors.

ELEVENTH:   The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed in these Articles of Incorporation, the Corporation’s By-Laws or the GBC, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of these Articles of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least 75% of the voting power of the Corporation’s then outstanding capital stock entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of these Articles of Incorporation inconsistent with the purpose and intent of SIXTH and TENTH Articles of these Articles of Incorporation or this ELEVENTH Article.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Incorporation to be executed on its behalf this 18th day of September, 2006.

By:
Name:	David S. Cooper
Title:	Incorporator/Attorney

EXHIBIT C

FORM OF
BY-LAWS
OF
VUBOTICS GEORGIA, INC.
A Georgia Corporation
Effective September 19, 2006

C-i

C-ii

FORM OF
BY-LAWS
OF
VUBOTICS GEORGIA, INC.
(hereinafter called the “Corporation”)

ARTICLE I.

OFFICES

Section 1. Registered Office.   The registered office of the Corporation shall be at 3414 Peachtree Rd., NE, Suite 1600, Atlanta, Georgia 30326.

Section 2. Other Offices.   The Corporation may also have offices at such other places, both within and without the State of Georgia, as the Board of Directors may from time to time determine.

ARTICLE II.

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings.   Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Georgia, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the Georgia Business Corporation Code (the “GBC”).

Section 2. Annual Meetings.   The annual meeting of stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the annual meeting of stockholders.

Section 3. Special Meetings.   Unless otherwise required by law or by the articles of incorporation of the Corporation, as amended and restated from time to time (the “Articles of Incorporation”), special meetings of the stockholders may be called by the Board of Directors, the Chairman of the Board, the President of the Corporation if such person is the Chief Executive Officer or the holders of not less than seventy-five percent (75%) of all shares of the Corporation’s outstanding capital stock entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 4. Notice.   Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

Section 5. Adjournments.   Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 4 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

Section 6. Quorum.   Unless otherwise required by applicable law or the Articles of Incorporation, the holders of a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5 hereof, until a quorum shall be present or represented.

Section 7. Voting.   Unless otherwise required by law, the Articles of Incorporation or these By-Laws, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, voting as a single class. Unless otherwise provided in the Articles of Incorporation, and subject to Section 10(a) of this Article II, each stockholder represented at a meeting of the stockholders shall be entitled to cast 1 vote for each share of the capital stock entitled to vote on the subject matter held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 8 of this Article II. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of the stockholders, in such officer’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 8. Proxies.   Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after eleven (11) months from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(a)   A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(b)   A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 9. List of Stockholders Entitled to Vote.   The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 10. Record Date.

(a)   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 70 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)   RESERVED.

Section 11. Stock Ledger.   The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 12. Conduct of Meetings.   The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 13. Inspectors of Election.   In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman or the President shall appoint one or more inspectors to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.

Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

ARTICLE III.

DIRECTORS

Section 1. Number and Election of Directors.   Subject to the rights of the holders of any series of preferred stock then outstanding, the Board of Directors shall consist of not less than 1 nor more than 15 members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

Section 2. Vacancies.   Subject to the rights of the holders of any series of preferred stock then outstanding, any vacancy occurring in the Board of Directors (including vacancies that result from an increase in the number of directors) may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors or by election at an annual meeting of stockholders or a special meeting of stockholders called for that purpose. A director so elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3. Duties and Powers.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

Section 4. Meetings.   The Board of Directors may hold meetings, both regular and special, either within or without the State of Georgia. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, the President if such person is the Chief Executive Officer, or by any two directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than 48 hours before the date of the meeting, by telephone, telegram or electronic means on 24 hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5. Organization.   At each meeting of the Board of Directors, the Chairman of the Board of Directors, or, in his or her absence, a director chosen by a majority of the directors present, shall act as chairman. The Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors. In case the Secretary shall be absent from any meeting of the Board of Directors, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 6. Resignations of Directors.   Any director of the Corporation may resign at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, the President if such person is the Chief Executive Officer or the Secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

Section 7. Quorum.   Except as otherwise required by law or the Articles of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 8. Actions of the Board by Written Consent.   Unless otherwise provided in the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9. Meetings by Means of Conference Telephone.   Unless otherwise provided in the Articles of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

Section 10. Committees.   The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

Section 11. Compensation.   The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 12. Interested Directors.   No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the

Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the qualified directors, even though the qualified directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by majority vote of the stockholders holding qualified shares; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV.

OFFICERS

Section 1. General.   The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board of Directors (who must be a director), a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, also may choose one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Articles of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

Section 2. Election.   The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders, shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation.   Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board of Directors.   The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, unless the Board of Directors designates the President as the Chief Executive Officer, and, except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors.

Section 5. President.   The President shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, the President shall preside at all meetings of the stockholders and, provided the President is also a director, the Board of Directors. If the Board of Directors shall so designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

Section 6. Vice Presidents.   At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and in the absence or disability of the Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there are more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President and the Chairman of the Board of Directors or in the event of the inability or refusal of the President and the Chairman of the Board of Directors to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary.   The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer.   The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of

Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

Section 9. Assistant Secretaries.   Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers.   Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Corporation.

Section 11. Other Officers.   Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V.

STOCK

Section 1. Form of Certificates.   Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures.   Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates.   The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 4. Transfers.   Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5. Dividend Record Date.   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 70 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6. Record Owners.   The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7. Transfer and Registry Agents.   The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI.

NOTICES

Section 1. Notices.   Whenever written notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Articles of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission 2 consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

Section 2. Waivers of Notice.   Whenever any notice is required by applicable law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Articles of Incorporation or these By-Laws.

ARTICLE VII.

GENERAL PROVISIONS

Section 1. Dividends.   Dividends upon the capital stock of the Corporation, subject to the requirements of the GBC and the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements.   All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year.   The fiscal year of the Corporation shall be a 52-53 week year, ending on the Saturday nearest to January 1 of each year, or as otherwise determined by resolution of the Board of Directors.

Section 4. Corporate Seal.   The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Georgia”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII.

INDEMNIFICATION

Section 1. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation.   Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation.   Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 3. Authorization of Indemnification.   Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former a director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former director or officer by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4. Good Faith Defined.   For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be.

Section 5. Indemnification by a Court.   Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply any court of competent jurisdiction in the State of Georgia for indemnification to the extent otherwise permissible under Section 1 or Section 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

Section 6. Expenses Payable in Advance.   Expenses (including attorneys’ fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII. Expenses (including attorneys’ fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 7. Nonexclusivity of Indemnification and Advancement of Expenses.   The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 1 and Section 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or Section 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the GBC, or otherwise.

Section 8. Insurance.   The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

Section 9. Certain Definitions.   For purposes of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or Surviving Corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

Section 10. Survival of Indemnification and Advancement of Expenses.   The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 11. Limitation on Indemnification.   Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

Section 12. Indemnification of Employees and Agents.   The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses (including attorney’s fees) to employees and agents of the Corporation similar to those conferred in this Article VIII to directors and officers of the Corporation.

ARTICLE IX.

AMENDMENTS

Section 1. Amendments.   In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Georgia, the Board of Directors shall have the power to adopt, amend, alter, change or repeal these By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter, change or repeal these By-Laws; provided, however, that the Board of Directors may not adopt, amend, alter, change or repeal any By-Laws establishing what constitutes a quorum at a stockholders meeting. These By-Laws also may be adopted, amended, altered, changed or repealed by the affirmative vote of at least a seventy-five percent (75%) of the voting power of the Corporation’s then outstanding capital stock entitled to vote at an election of directors.

Section 2. Entire Board of Directors.   As used in this Article IX and in these By-Laws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

* * *

Adopted as of
Last Amended as of

EXHIBIT D

PROVISIONS OF NEVADA REVISED STATUTES RELATING TO DISSENTERS’ RIGHTS
NEVADA REVISED STATUTES MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS
RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined.

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined.

“Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined.   “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined.

“Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 “Stockholder” defined.

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined.

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335

“Subject corporation” defined.   “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1.     Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.     Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.     Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)    Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1)   If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)    Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the Board of Directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d)   Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

2.     A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.     There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)    The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)   The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)   Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)    he surviving or acquiring entity; or

(II)  Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)   A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2.     There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.     A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.     A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:

(a)    He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b)   He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.     If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1.     If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

(a)    Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b)   Must not vote his shares in favor of the proposed action.

2.     If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

3.     A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.     The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2.     The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)    State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)   Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)    Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)   Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)    Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.     A stockholder to whom a dissenter’s notice is sent must:

(a)    Demand payment;

(b)   Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c)    Deposit his certificates, if any, in accordance with the terms of the notice.

2.     The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3.     The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1.     The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.     The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460 Payment for shares: General requirements.

1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)    Of the county where the corporation’s registered office is located; or

(b)   At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.     The payment must be accompanied by:

(a)    The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

(b)   A statement of the subject corporation’s estimate of the fair value of the shares;

(c)    An explanation of how the interest was calculated;

(d)   A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)    A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1.     A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2.     To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.     A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.     A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.     If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.     A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.     The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.     The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.     Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)    For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)   For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1.     The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.     The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)    Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)   Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.     In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.     This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

VUBOTICS, INC.

Atlanta, Georgia

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—JANUARY 30, 2007
SOLICITED ON BEHALF OF THE COMPANY AND APPROVED
BY THE BOARD OF DIRECTORS

The undersigned stockholder of Vubotics, Inc. (the “Company”) hereby constitutes and appoints Philip Lundquist and Tom Ridenour, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of Vubotics, Inc. to be held on January 30, 2007 and at any postponement or adjournment thereof, and to vote all of the shares of Vubotics, Inc. that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED BELOW. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS’ RECOMMENDATION.

(Continued from reverse side.)

☐	FOR all nominees above (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees above

INSTRUCTION: To withhold authority to vote for an individual nominee, write his or her name in the space provided below.

1. ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR:

Philip E. Lundquist	FOR	☐	WITHHOLD AUTHORITY		☐

Ronan A. Harris	FOR	☐	WITHHOLD AUTHORITY		☐

Robert T. Eramian	FOR	☐	WITHHOLD AUTHORITY		☐

2. REINCORPORATION PROPOSAL—TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED DECEMBER 15, 2006, BY AND BETWEEN THE COMPANY AND VUBOTICS GEORGIA, A GEORGIA CORPORATION AND A NEWLY FORMED AND WHOLLY OWNED SUBSIDIARY OF THE CORPORATION (“VUBOTICS GEORGIA”), PURSUANT TO WHICH THE COMPANY WILL REINCORPORATE IN THE STATE OF GEORGIA BY MERGING WITH AND INTO VUBOTICS GEORGIA, WITH VUBOTICS GEORGIA SURVIVING THE MERGER.

	FOR	☐	AGAINST ☐	ABSTAIN	☐

3. RATIFICATION OF APPOINTMENT OF E. Philip Bailey, CPA, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2006 AND DECEMBER 31, 2007:

	FOR	☐	AGAINST ☐	ABSTAIN	☐

(Please date and sign on reverse side)

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card, FOR approval of the proposal to change the state of incorporation of the Company from Nevada to Georgia by merging the Company into a newly created corporation incorporated in Georgia and FOR the ratification of E.Philip Bailey, CPA, PC as our independent registered public accounting firm for the remainder of the fiscal year ending December 31, 2006 and for the 2007 fiscal year ending December 31, 2007.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Receipt of the Company’s 2005 Annual Report and the Notice of the 2007 Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.

Date: , 200

Signature (s)

PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD USE FULL TITLE AND, IF MORE THAN ONE, ALL SHOULD SIGN. IF THE STOCKHOLDER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME AND INDICATE TITLE OF AUTHORIZED OFFICER WHO SIGNS.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

TO CHANGE YOUR VOTE: A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.